Exhibit 10.7
EXECUTION COPY
PLEDGE AND SECURITY AGREEMENT
dated as of March 26, 2007
between
EACH OF THE GRANTORS PARTY HERETO
and
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Collateral Agent

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PAGE
SECTION 10. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM	36

SECTION 11. MISCELLANEOUS	37

SCHEDULE 4.1 — GENERAL INFORMATION

SCHEDULE 4.2 — LOCATION OF EQUIPMENT AND INVENTORY

SCHEDULE 4.4 — INVESTMENT RELATED PROPERTY

SCHEDULE 4.5 — MATERIAL CONTRACTS

SCHEDULE 4.6 — DESCRIPTION OF LETTERS OF CREDIT

SCHEDULE 4.7 — INTELLECTUAL PROPERTY — EXCEPTIONS

SCHEDULE 4.8 — COMMERCIAL TORT CLAIMS

EXHIBIT A — PLEDGE SUPPLEMENT

EXHIBIT B — UNCERTIFICATED SECURITIES CONTROL AGREEMENT

EXHIBIT C — SECURITIES ACCOUNT CONTROL AGREEMENT

EXHIBIT D — DEPOSIT ACCOUNT CONTROL AGREEMENT

EXHIBIT E — TRADEMARK SECURITY AGREEMENT

EXHIBIT F — COPYRIGHT SECURITY AGREEMENT

EXHIBIT G — PATENT SECURITY AGREEMENT

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          This PLEDGE AND SECURITY AGREEMENT, dated as of March 26, 2007 (this “Agreement”), between EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a “Grantor”), and Wachovia Bank, National Association (“Wachovia Bank”), as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, the “Collateral Agent").
RECITALS:
     WHEREAS, reference is made to that certain Credit and Guaranty Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among AMERIGROUP CORPORATION (“Company”), a Delaware corporation, as Borrower, certain Subsidiaries of Company, as Guarantors, the lenders party thereto from time to time (the “Lenders”), WACHOVIA CAPITAL MARKETS, LLC, as joint lead arranger and joint bookrunner, GOLDMAN SACHS CREDIT PARTNERS L.P., as joint lead arranger, joint bookrunner and syndication agent, and Wachovia Bank, as administrative agent and as collateral agent;
     WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Grantors may enter into one or more Hedge Agreements with one or more Lender Counterparties;
     WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders and Lender Counterparties as set forth in the Credit Agreement and the Hedge Agreements, respectively, each Grantor has agreed to secure such Grantor’s obligations under the Credit Documents and the Hedge Agreements as set forth herein; and
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Agent agree as follows:
SECTION 1. DEFINITIONS; GRANT OF SECURITY.
     1.1 General Definitions. In this Agreement, the following terms shall have the following meanings:
          “Account Debtor” shall mean each Person who is obligated on a Receivable or any Supporting Obligation related thereto.
          “Accounts” shall mean all “accounts” as defined in Article 9 of the UCC, including Health-Care Insurance Receivables.
          “Additional Grantors” shall have the meaning assigned in Section 5.3.
          “Agreement” shall have the meaning set forth in the preamble.
          “Assigned Agreements” shall mean all agreements and contracts to which such Grantor is a party as of the date hereof, or to which such Grantor becomes a party after the date hereof, including, without limitation, each Material Contract, as each such agreement may be amended, supplemented or otherwise modified from time to time.
          “Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

          “Cash Proceeds” shall have the meaning assigned in Section 7.7.
          “Chattel Paper” shall mean all “chattel paper” as defined in Article 9 of the UCC, including, without limitation, “electronic chattel paper” or “tangible chattel paper”, as each term is defined in Article 9 of the UCC.
          “Collateral” shall have the meaning assigned in Section 2.1.
          “Collateral Account” shall mean any account established by the Collateral Agent.
          “Collateral Agent” shall have the meaning set forth in the preamble.
          “Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.
          “Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.
          “Commercial Tort Claims” shall mean all “commercial tort claims” as defined in Article 9 of the UCC, including, without limitation, all commercial tort claims listed on Schedule 4.8 (as such schedule may be amended or supplemented from time to time).
          “Commodities Accounts” (i) shall mean all “commodity accounts” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading “Commodities Accounts” (as such schedule may be amended or supplemented from time to time).
          “Company” shall have the meaning set forth in the recitals.
          “Controlled Foreign Corporation” shall mean “controlled foreign corporation” as defined in the Tax Code.
          “Copyright Licenses” shall mean any and all agreements providing for the granting of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(B) (as such schedule may be amended or supplemented from time to time).
          “Copyrights” shall mean all United States, and foreign copyrights (including Community designs), including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 4.7(A) (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present and future infringements thereof, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.
          “Credit Agreement” shall have the meaning set forth in the recitals.
          “Deposit Accounts” (i) shall mean all “deposit accounts” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading “Deposit Accounts” (as such schedule may be amended or supplemented from time to time).
          “Documents” shall mean all “documents” as defined in Article 9 of the UCC.
          “Equipment” shall mean: (i) all “equipment” as defined in Article 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC) and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.
          “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.
          “General Intangibles” (i) shall mean all “general intangibles” as defined in Article 9 of the UCC, including “payment intangibles” also as defined in Article 9 of the UCC and (ii) shall include, without limitation, all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations, all Assigned Agreements and all Intellectual Property (in each case, regardless of whether characterized as general intangibles under the UCC).
          “Goods” (i) shall mean all “goods” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all Inventory and Equipment (in each case, regardless of whether characterized as goods under the UCC).
          “Grantors” shall have the meaning set forth in the preamble.
          “Health-Care Insurance Receivable” shall mean all “health-care-insurance receivable” as defined in Article 9 of the UCC.
          “Indemnitee” shall mean the Collateral Agent, and its and its Affiliates’ officers, partners, directors, trustees, employees, agents.
          “Instruments” shall mean all “instruments” as defined in Article 9 of the UCC.
          “Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.
          “Intellectual Property” shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.

          “Inventory” shall mean (i) all “inventory” as defined in Article 9 of the UCC and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor’s business; all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind; and all goods which are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).
          “Investment Accounts” shall mean the Collateral Account, Securities Accounts, Commodities Accounts and Deposit Accounts.
          “Investment Related Property” shall mean: (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.
          “Lender” shall have the meaning set forth in the recitals.
          “Letter of Credit Right” shall mean “letter-of-credit right” as defined in Article 9 of the UCC.
          “Lien” shall mean (i) any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing and (ii) in the case of Pledged Equity Interests, any purchase option, call or similar right of a third party with respect to such Pledged Equity Interests.
          “Money” shall mean “money” as defined in the UCC.
          “Non-Assignable Contract” shall mean any agreement, contract or license to which any Grantor is a party that by its terms purports to restrict or prevent the assignment or granting of a security interest therein (either by its terms or by any federal or state statutory prohibition or otherwise irrespective of whether such prohibition or restriction is enforceable under Section 9-406 through 409 of the UCC).
          “Patent Licenses” shall mean all agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(D) (as such schedule may be amended or supplemented from time to time).
          “Patents” shall mean all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application referred to in Schedule 4.7(C) hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.
          “Pledge Supplement” shall mean any supplement to this agreement in substantially the form of Exhibit A.
          “Pledged Debt” shall mean all Indebtedness owed to such Grantor, including, without limitation, all Indebtedness described on Schedule 4.4(A) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.
          “Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.
          “Pledged LLC Interests” shall mean all limited liability company interests listed on Schedule 4.4(A) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.
          “Pledged Partnership Interests” shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership listed on Schedule 4.4(A) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.
          “Pledged Stock” shall mean all shares of capital stock owned by such Grantor described on Schedule 4.4(A) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.
          “Pledged Trust Interests” shall mean all interests in a Delaware business trust or other trust including, without limitation, all trust interests listed on Schedule 4.4(A) under the heading “Pledged Trust Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.
          “Proceeds” shall mean: (i) all “proceeds” as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.
          “Receivables” shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.
          “Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or nonwritten forms of information related in any way to the foregoing or any Receivable.
          “Record” shall have the meaning specified in Article 9 of the UCC.
          “Secured Obligations” shall have the meaning assigned in Section 3.1.
          “Secured Parties” shall mean the Agents, Lenders and the Lender Counterparties and shall include, without limitation, all former Agents, Lenders and Lender Counterparties to the extent that any Obligations owing to such Persons were incurred while such Persons were Agents, Lenders or Lender Counterparties and such Obligations have not been paid or satisfied in full.
          “Securities” shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.
          “Securities Accounts” (i) shall mean all “securities accounts” as defined in Article 8 of the UCC and (ii) shall include, without limitation, all of the accounts listed on

Schedule 4.4(A) under the heading “Securities Accounts” (as such schedule may be amended or supplemented from time to time).
          “Supporting Obligation” shall mean all “supporting obligations” as defined in Article 9 of the UCC.
          “Tax Code” shall mean the United States Internal Revenue Code of 1986, as amended from time to time.
          “Trademark Licenses” shall mean any and all agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(F) (as such schedule may be amended or supplemented from time to time).
          “Trademarks” shall mean all United States, and foreign trademarks, trade names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to: (i) the registrations and applications referred to in Schedule 4.7(E) (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.
          “Trade Secret Licenses” shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(G) (as such schedule may be amended or supplemented from time to time).
          “Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, including but not limited to: (i) the right to sue for past, present and future misappropriation or other violation of any Trade Secret, and (ii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.
          “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.
          “United States” shall mean the United States of America.
     1.2 Definitions; Interpretation. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or, if not defined therein, in the UCC. References to “Sections,” “Exhibits” and “Schedules” shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.
SECTION 2. GRANT OF SECURITY.
     2.1 Grant of Security. Each Grantor hereby grants to the Collateral Agent a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral”):
          (a) Accounts;
          (b) Chattel Paper;
          (c) Documents;
          (d) General Intangibles;
          (e) Goods;
          (f) Instruments;
          (g) Insurance;
          (h) Intellectual Property;
          (i) Investment Related Property;
          (j) Letter of Credit Rights;
          (k) Money;
          (l) Receivables and Receivable Records;
          (m) Commercial Tort Claims;
          (n) all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and
          (o) all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

     2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to (a) any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity), provided however that the Collateral shall include and such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such Lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above; (b) any of the outstanding capital stock of a Controlled Foreign Corporation in excess of 65% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote; provided that immediately upon the amendment of the Tax Code to allow the pledge of a greater percentage of the voting power of capital stock in a Controlled Foreign Corporation without adverse tax consequences, the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of capital stock of each Controlled Foreign Corporation; (c) any trademark applications filed in the United States Patent and Trademark Office on the basis of any Grantor’s “intent-to-use” such trademark pursuant to 15 U.S.C. 1051 Section 1(b), unless and until evidence of use of the Trademark has been filed with the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.); or (d) cash collateral in an amount not to exceed $50,433,600 solely to the extent held by Bank of America, N.A. for the purpose of cash collateralizing outstanding letter of credit #3085765; provided, that upon the release of such cash collateral to the Grantors and their Subsidiaries, such cash collateral shall constitute Collateral hereunder and the security interest granted under Section 2.1 hereof shall attach thereto.
SECTION 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.
     3.1 Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Obligations with respect to every Grantor (the “Secured Obligations”).
     3.2 Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.
SECTION 4. REPRESENTATIONS AND WARRANTIES AND COVENANTS.
     4.1 Generally.
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, other than Permitted Liens;
          (ii) it has indicated on Schedule 4.1(A)(as such schedule may be amended or supplemented from time to time): (w) the type of organization of such Grantor, (x) the jurisdiction of organization of such Grantor, (y) its organizational identification number and (z) the jurisdiction where the chief executive office or its sole place of business is (or the principal residence if such Grantor is a natural person), and for the one-year period preceding the date hereof has been, located.
          (iii) the full legal name of such Grantor is as set forth on Schedule 4.1(A) and it has not done in the last five (5) years, and does not do, business under any other name (including any trade name or fictitious business name) except for those names set forth on Schedule 4.1(B) (as such schedule may be amended or supplemented from time to time);
          (iv) except as provided on Schedule 4.1(C), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business (or principal residence if such Grantor is a natural person) or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five (5) years;
          (v) it has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated other than the agreements identified on Schedule 4.1(D) hereof (as such schedule may be amended or supplemented from time to time);
          (vi) with respect to each agreement identified on Schedule 4.1(D), it has indicated on Schedule 4.1 (A) and Schedule 4.1(B) the information required pursuant to Section 4.1(a)(ii), (iii) and (iv) with respect to the debtor under each such agreement;

          (vii) (u) upon the filing of all UCC financing statements naming each Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 4.1(E) hereof (as such schedule may be amended or supplemented from time to time) and other filings delivered by each Grantor, (v) upon delivery of all Instruments, Chattel Paper and certificated Pledged Equity Interests and Pledged Debt, (w) upon sufficient identification of Commercial Tort Claims, (x) upon execution of a control agreement establishing the Collateral Agent’s “control” (within the meaning of Section 8-106, 9-106 or 9-104 of the UCC, as applicable) with respect to any Investment Account, (y) upon consent of the issuer with respect to Letter of Credit Rights, and (z) to the extent not subject to Article 9 of the UCC, upon recordation of the security interests granted hereunder in Patents, Trademarks and Copyrights in the applicable intellectual property registries, including but not limited to the United States Patent and Trademark Office and the United States Copyright Office, the security interests granted to the Collateral Agent hereunder constitute valid and perfected First Priority Liens (subject in the case of priority only to Permitted Liens and to the rights of the United States government (including any agency or department thereof) with respect to United States government Receivables) on all of the Collateral; provided, however, that additional filings in the United States Patent and Trademark Office and United States Copyright Office may be necessary with respect to the perfection of the Collateral Agent’s Lien in United States registrations and applications for Trademarks, Patents and Copyrights which are filed by, issued to, or acquired by a Grantor after the date hereof and, provided, further, that additional filings and/or other actions may be required to perfect the Collateral Agent’s Lien in Intellectual Property Collateral which is created under the laws of a jurisdiction outside the United States;
          (viii) all actions and consents, including all filings, notices, registrations and recordings necessary or desirable for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained, subject to Section 7.8, if applicable;
          (ix) other than the financing statements filed in favor of the Collateral Agent, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which proper termination statements have been delivered to the Collateral Agent for filing and (y) financing statements filed in connection with Permitted Liens;
          (x) subject to Section 7.8, if applicable, and other than as has been obtained or made, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (vii) above and (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities;

          (xi) all information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects;
          (xii) none of the Collateral constitutes, or is the Proceeds of, “farm products” (as defined in the UCC);
          (xiii) it does not own any “as extracted collateral” (as defined in the UCC) or any timber to be cut;
          (xiv) Except as described on Schedule 4.1(D), such Grantor has not become bound as a debtor, either by contract or by operation of law, by a security agreement previously entered into by another Person; and
          (xv) Such Grantor has been duly organized as an entity of the type as set forth opposite such Grantor’s name on Schedule 4.1(A) solely under the laws of the jurisdiction as set forth opposite such Grantor’s name on Schedule 4.1(A) and remains duly existing as such. Such Grantor has not filed any certificates of domestication, transfer or continuance in any other jurisdiction.
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:
          (i) except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens, and such Grantor shall defend the Collateral against all Persons at any time claiming any interest therein;
          (ii) it shall not produce, use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;
          (iii) it shall not change such Grantor’s name, identity, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise) sole place of business (or principal residence if such Grantor is a natural person), chief executive office, type of organization or jurisdiction of organization unless it shall have (a) notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least twenty (20) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, sole place of business (or principal residence if such Grantor is a natural person), chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Collateral intended to be granted and agreed to hereby;
          (iv) if the Collateral Agent or any Secured Party gives value to enable Grantor to acquire rights in or the use of any Collateral, it shall use such value for such purposes;

          (v) [Reserved];
          (vi) upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Collateral Agent in writing of any event that may have a Material Adverse Effect on the value of the Collateral or any portion thereof, the ability of any Grantor or the Collateral Agent to dispose of the Collateral or any portion thereof, or the rights and remedies of the Collateral Agent in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any portion thereof;
          (vii) it shall not take or permit any action, other than as permitted under the Credit Agreement, which would reasonably be expected to materially impair the Collateral Agent’s rights in the Collateral; and
          (viii) it shall not sell, transfer or assign (by operation of law or otherwise) any Collateral except as otherwise in accordance with the Credit Agreement.
     4.2 Equipment and Inventory.
          (a) Representations and Warranties. Each Grantor represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) substantially all of the Equipment and Inventory, including all of the material Equipment and Inventory, included in the Collateral is kept only at the locations specified in Schedule 4.2 (as such schedule may be amended or supplemented from time to time);
          (ii) any Goods now or hereafter produced by any Grantor included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended; and
          (iii) none of the Inventory or Equipment is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession of a bailee or a warehouseman.
          (b) Covenants and Agreements. Each Grantor covenants and agrees that:
          (i) it shall keep the Equipment, Inventory and any Documents evidencing any such Equipment and Inventory in the locations specified on Schedule 4.2 (as such schedule may be amended or supplemented from time to time) unless it shall have (a) promptly notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new locations and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Collateral intended to be granted and agreed to hereby, or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory;

          (ii) it shall keep correct and accurate records of the Inventory, as is customarily maintained under similar circumstances by Persons of established reputation engaged in similar business, and in any event in conformity with GAAP;
          (iii) it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Collateral Agent;
          (iv) if any Equipment or Inventory is in possession or control of any third party, each Grantor shall join with the Collateral Agent in notifying the third party of the Collateral Agent’s security interest and use commercially reasonable efforts to obtain an acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Collateral Agent; and
          (v) with respect to any item of Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, upon the reasonable request of the Collateral Agent, (A) provide information with respect to any such Equipment in excess of $250,000 individually or $500,000 in the aggregate, (B) execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, and (C) deliver to the Collateral Agent copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby.
     4.3 Receivables.
          (a) Representations and Warranties. Each Grantor represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) to each Grantor’s knowledge, each Receivable (a) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (b) is and will be enforceable in accordance with its terms, (c) is not and will not be subject to any setoffs, defenses, taxes, counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business with respect to damaged merchandise) and (d) is and will be in compliance with all applicable laws, whether federal, state, local or foreign;
          (ii) no Receivable of such Grantor in excess of $250,000 individually or $500,000 in the aggregate requires the consent of the Account Debtor in respect thereof in connection with the pledge hereunder, except any consent which has been obtained; and
          (iii) no Receivable is evidenced by, or constitutes, an Instrument or Chattel Paper which has not been delivered to, or otherwise subjected to the control of, the Collateral Agent to the extent required by, and in accordance with Section 4.3(c).
          (b) Covenants and Agreements: Each Grantor hereby covenants and agrees that:

          (i) it shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables in accordance with its business practice, including, but not limited to, the originals or certified copies of all material documentation with respect to all Receivables and records of all material payments received and all material credits granted on the Receivables;
          (ii) it shall use commercially reasonable efforts to mark conspicuously, in form and manner reasonably satisfactory to the Collateral Agent, all Chattel Paper, Instruments and other evidence of Receivables (other than any delivered to the Collateral Agent as provided herein), as well as the Receivables Records with an appropriate reference to the fact that the Collateral Agent has a security interest therein;
          (iii) it shall perform in all material respects all of its obligations with respect to the Receivables;
          (iv) other than in the ordinary course of business as generally conducted by it on and prior to the date hereof, and except as otherwise provided in subsection (v) below and except as otherwise permitted under the Credit Agreement, following an Event of Default, such Grantor shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon;
          (v) except as otherwise provided in this subsection, each Grantor shall continue to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation and diligently exercise each material right it may have under any Receivable, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor or the Collateral Agent may deem necessary or advisable. Notwithstanding the foregoing, the Collateral Agent shall have the right following an Event of Default to notify, or require any Grantor to notify, any Account Debtor of the Collateral Agent’s security interest in the Receivables and any Supporting Obligation and, in addition, at any time following the occurrence and during the continuation of an Event of Default, the Collateral Agent may: (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent; (2) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Agent; and (3) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Collateral Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in the Collateral Account maintained under the sole dominion and control of the Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting

Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon; and
          (vi) it shall use its best efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.
          (c) Delivery and Control of Receivables. With respect to any Receivables in excess of $100,000 individually or $500,000 in the aggregate that is evidenced by, or constitutes, Chattel Paper or Instruments, each Grantor shall cause each originally executed copy thereof to be delivered to the Collateral Agent (or its agent or designee) appropriately indorsed to the Collateral Agent or indorsed in blank: (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within fifteen (15) days of such Grantor acquiring rights therein. With respect to any Receivables in excess of $100,000 individually or $500,000 in the aggregate which would constitute “electronic chattel paper” under Article 9 of the UCC, each Grantor shall take all steps reasonably necessary to give the Collateral Agent control over such Receivables (within the meaning of Section 9-105 of the UCC): (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within fifteen (15) days of such Grantor acquiring rights therein. Any Receivable not otherwise required to be delivered or subjected to the control of the Collateral Agent in accordance with this subsection (c) shall be delivered or subjected to such control after the occurrence and during the continuance of an Event of Default upon request of the Collateral Agent.
     4.4 Investment Related Property. 4.4.1
          4.4.1 Investment Related Property Generally
          (a) Covenants and Agreements. Each Grantor hereby covenants and agrees that:
          (i) in the event it acquires rights in any Investment Related Property after the date hereof, it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, reflecting such new Investment Related Property and all other Investment Related Property. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Collateral Agent shall attach to all Investment Related Property immediately upon any Grantor’s acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 4.4 as required hereby;
          (ii) except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor. Notwithstanding the foregoing, to the extent permitted by the Credit Agreement, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Grantor to retain and dispose of all ordinary cash dividends and distributions paid by the issuer and all scheduled payments of interest;
          (iii) each Grantor consents to the grant by each other Grantor of a Security Interest in all Investment Related Property to the Collateral Agent.
          (b) Delivery and Control.
          (i) Each Grantor agrees that with respect to any Investment Related Property in which it currently has rights it shall comply with the provisions of this Section 4.4.1(b) on or before the Credit Date and with respect to any Investment Related Property hereafter acquired by such Grantor it shall comply with the provisions of this Section 4.4.1(b) immediately upon acquiring rights therein, in each case in form and substance reasonably satisfactory to the Collateral Agent. With respect to any Investment Related Property that is represented by a certificate or that is an “instrument” (other than any Investment Related Property credited to a Securities Account) it shall cause such certificate or instrument to be delivered to the Collateral Agent, indorsed in blank by an “effective indorsement” (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a “certificated security” for purposes of the UCC. With respect to any Investment Related Property that is an “uncertificated security” for purposes of the UCC (other than any “uncertificated securities” credited to a Securities Account), it shall cause the issuer of such uncertificated security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement substantially in the form of Exhibit B hereto, pursuant to which such issuer agrees to comply with the Collateral Agent’s instructions with respect to such uncertificated security without further consent by such Grantor.
          (c) Voting and Distributions.
          (i) So long as no Event of Default shall have occurred and be continuing:
(1)	except as otherwise provided under the covenants and agreements relating to investment related property in this Agreement or elsewhere herein or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if the Collateral Agent shall have notified such Grantor that, in the Collateral Agent’s reasonable judgment, such action would have a Material Adverse Effect on the value of the Investment Related Property or any part thereof; and provided further, such Grantor shall give the Collateral Agent at least five (5) Business Days prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right; it being understood, however, that neither the voting by such Grantor of any Pledged Stock for, or such Grantor’s consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Grantor’s consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement, shall be deemed prohibited by the terms of this Agreement or the Credit Agreement within the meaning of this Section 4.4(c)(i)(1), and no notice of any such voting or consent need be given to the Collateral Agent; and

(2)	the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (1) above;

(3)	Upon the occurrence and during the continuation of an Event of Default:
(A)	all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(B)	in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 6.1.
          4.4.2 Pledged Equity Interests
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) Schedule 4.4(A) (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Pledged Stock, “Pledged LLC Interests,” “Pledged Partnership Interests” and “Pledged Trust Interests,” respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

          (ii) except as set forth on Schedule 4.4(B), it has not acquired any equity interests of another entity or substantially all the assets of another entity within the past five (5) years;
          (iii) it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;
          (iv) without limiting the generality of Section 4.1(a)(v), subject to restrictions and limitations in the Credit Documents or under applicable law, no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection or first priority status of the security interest of the Collateral Agent in any Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof;
          (v) none of the Pledged LLC Interests nor Pledged Partnership Interests are or represent interests in issuers that: (a) are registered as investment companies or (b) are dealt in or traded on securities exchanges or markets; and
          (vi) except as otherwise set forth on Schedule 4.4(C), all of the Pledged LLC Interests and Pledged Partnership Interests are or represent interests in issuers that have opted to be treated as securities under the uniform commercial code of any jurisdiction.
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:
          (i) other than as permitted or not prohibited under the Credit Agreement, without the prior written consent of the Collateral Agent (such consent not to be unreasonably withheld or delayed), it shall not vote to enable or take any other action to: (a) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially changes the rights of such Grantor with respect to any Investment Related Property or adversely affects the validity, perfection or priority of the Collateral Agent’s security interest, (b) permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer, (c) other than as permitted or not prohibited under the Credit Agreement, permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets, (d) waive any default under or breach of any terms of organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, or (e) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (e), such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Agent’s “control” thereof;
          (ii) it shall comply with all of its obligations under any partnership agreement or limited liability company agreement relating to Pledged Partnership Interests or Pledged LLC Interests and shall enforce all of its rights with respect to any Investment Related Property;
          (iii) except as permitted or not prohibited by the Credit Agreement, without the prior written consent of the Collateral Agent, it shall not permit any issuer of any Pledged Equity Interest to merge or consolidate unless (i) such issuer creates a security interest that is perfected by a filed financing statement (that is not effective solely under section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, and (ii) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other constituent Grantor; provided that if the surviving or resulting Grantors upon any such merger or consolidation involving an issuer which is a Controlled Foreign Corporation or Foreign Subsidiary, then such Grantor shall only be required to pledge equity interests in accordance with Section 2.2; and
          (iv) each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property to the Collateral Agent and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its nominee following the occurrence and during the continuance of an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.
          4.4.3 Pledged Debt
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and each Credit Date, that:
          (i) Schedule 4.4 (as such schedule may be amended or supplemented from time to time) sets forth under the heading “Pledged Debt” all of the Pledged Debt owned by any Grantor and all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default and constitutes all of the issued and outstanding inter-company Indebtedness;
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:
          (i) it shall notify the Collateral Agent of any default under any Pledged Debt that has caused, either in any individual case or in the aggregate, a Material Adverse Effect.
          4.4.4 Investment Accounts

          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and each Credit Date, that:
          (i) Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Securities Accounts” and “Commodities Accounts,” respectively, all of the Securities Accounts and Commodities Accounts in which each Grantor has an interest. Each Grantor is the sole entitlement holder of each such Securities Account and Commodity Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto) having “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or securities or other property credited thereto;
          (ii) Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Deposit Accounts” all of the Deposit Accounts in which each Grantor has an interest. Each Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto) having sole “control” (within the meanings of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein; and
          (iii) Except as otherwise set forth on Schedule 5.21 to the Credit Agreement with respect solely to the items of Investment Related Property specified therein, each Grantor has taken all actions necessary or desirable, including those specified in Section 4.4.4(c), to: (a) establish Collateral Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Related Property constituting Certificated Securities, Uncertificated Securities, Securities Accounts, Securities Entitlements or Commodities Accounts (each as defined in the UCC); (b) establish the Collateral Agent’s “control” (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts; and (c) deliver all Instruments to the Collateral Agent.
          (b) Covenant and Agreement. Each Grantor hereby covenants and agrees with the Collateral Agent and each other Secured Party that it shall not close or terminate any Investment Account without the prior consent of the Collateral Agent (such consent not to be unreasonably withheld or delayed) and unless a successor or replacement account has been established with the consent of the Collateral Agent (such consent not to be unreasonably withheld or delayed) with respect to which successor or replacement account a control agreement has been entered into by the appropriate Grantor, Collateral Agent and securities intermediary or depository institution at which such successor or replacement account is to be maintained in accordance with the provisions of Section 4.4.4(c).
          (c) Delivery and Control
          (i) With respect to any Investment Related Property consisting of Securities Accounts or Securities Entitlements, it shall cause the securities intermediary maintaining such Securities Account or Securities Entitlement to enter into an agreement substantially in the form of Exhibit C hereto, or such other agreement acceptable to Collateral Agent, pursuant to which it shall agree to comply with the Collateral Agent’s “entitlement orders” without further consent by such Grantor. With respect to any Investment Related Property that is a “Deposit Account,” it shall cause the depositary institution maintaining such account to enter into an agreement substantially in the form of Exhibit D hereto, or such other agreement acceptable to Collateral Agent, pursuant to which the Collateral Agent shall have sole “control” (within the meaning of Section 9-104 of the UCC) over such Deposit Account. Each Grantor shall have entered into such control agreement or agreements with respect to: (i) any Securities Accounts, Securities Entitlements or Deposit Accounts that exist on the Credit Date, as of or prior to the Credit Date and (ii) any Securities Accounts, Securities Entitlements or Deposit Accounts that are created or acquired after the Credit Date, as of or prior to the deposit or transfer of any such Securities Entitlements or funds, whether constituting moneys or investments, into such Securities Accounts or Deposit Accounts.
In addition to the foregoing, if any issuer of any Investment Related Property is located in a jurisdiction outside of the United States, each Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable, under the laws of such issuer’s jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, without notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent. In addition, the Collateral Agent shall have the right at any time, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.
     4.5 Material Contracts.
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) Schedule 4.5 (as such schedule may be amended or supplemented from time to time) sets forth all of the Material Contracts to which such Grantor has rights;
          (ii) the Material Contracts, true and complete copies (including any amendments or supplements thereof) of which have been furnished or made readily available to the Collateral Agent, have, to the knowledge of the relevant Grantor, been duly authorized, executed and delivered by all parties thereto, are in full force and effect and are binding upon and enforceable against each relevant Grantor (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law)) and all parties thereto in accordance with their respective terms. There exists no material default under any Material Contract by any party thereto and neither such Grantor, nor to its best knowledge, any other Person party thereto is likely to become in default thereunder and no Person party thereto has any defenses, counterclaims or right of set-off with respect to any Material Contract. Upon the occurrence of a Default, each applicable Grantor shall use its commercially reasonably efforts to obtain an executed consent to the assignment of any Material Contract from each Person party to a Material Contract (other than any Grantor) and deliver such consent to the Collateral Agent pursuant to this Agreement if such consent is required pursuant to such Material Contract.
          (iii) except as provided in clause (ii) above, no Material Contract prohibits assignment or requires consent of or notice to any Person in connection with the assignment to the Collateral Agent hereunder, except such as has been given or made or is currently sought pursuant to Section 4.5 (b)(vii) hereof.
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:
          (i) in addition to any rights under the Section of this Agreement relating to Receivables, the Collateral Agent may at any time notify, or require any Grantor to so notify, the counterparty on any Material Contract of the security interest of the Collateral Agent therein. In addition, after the occurrence and during the continuance of an Event of Default, the Collateral Agent may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the counterparty to make all payments under the Material Contracts directly to the Collateral Agent;
          (ii) each Grantor shall deliver promptly to the Collateral Agent a copy of each material demand, notice or document received by it relating in any way to any Material Contract that would reasonably be expected to have a Material Adverse Effect;
          (iii) each Grantor shall deliver promptly to the Collateral Agent, after (1) any Material Contract of such Grantor is terminated or amended in a manner that is materially adverse to such Grantor or (2) any new Material Contract is entered into by such Grantor, notice thereof as required by Section 5.3 of the Credit Agreement;
          (iv) it shall perform in all material respects all of its obligations with respect to the Material Contracts;
          (v) it shall promptly and diligently exercise each material right (except the right of termination without the consent of the Collateral Agent, such consent not to be unreasonably withheld or delayed) it may have under any Material Contract, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor or the Collateral Agent may deem necessary or advisable;
          (vi) it shall use its best efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Material Contract; and
          (vii) upon the occurrence and during the continuance of an Event of Default, each Grantor shall, promptly, with respect to any Non-Assignable Contract in effect on the date hereof, request in writing the consent of the counterparty or counterparties to the Non-Assignable Contract pursuant to the terms of such Non-Assignable Contract or applicable law to the assignment or granting of a security interest in such Non-Assignable Contract to Secured Party and use its best efforts to obtain such consent as soon as practicable thereafter.
     4.6 Letter of Credit Rights.

          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) all material letters of credit to which such Grantor has rights are listed on Schedule 4.6 (as such schedule may be amended or supplemented from time to time) hereto; and
          (ii) it has obtained the consent of each issuer of any material letter of credit to the assignment of the proceeds of the letter of credit to the Collateral Agent.
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that with respect to any material letter of credit hereafter arising it shall obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Collateral Agent and shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto.
     4.7 Intellectual Property.
          (a) Representations and Warranties. Except as disclosed in Schedule 4.7(H) (as such schedule may be amended or supplemented from time to time), each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) Schedule 4.7 (as such schedule may be amended or supplemented from time to time) sets forth a true and complete list of (i) all United States, state and foreign registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor and (ii) all Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses material to the business of such Grantor;
          (ii) it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property listed with reference to such Grantor on Schedule 4.7(A), (C) and (E) (as each such schedule may be amended or supplemented from time to time), and owns or has the valid right to use all other Intellectual Property used in or necessary to conduct its business, free and clear of all Liens, claims, encumbrances and licenses, except for Permitted Liens and the licenses set forth on Schedule 4.7(B), (D), (F) and (G) (as each may be amended or supplemented from time to time);
          (iii) to the best of such Grantor’s knowledge, all Intellectual Property owned by such Grantor is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and such Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Copyrights, Patents and Trademarks owned by such Grantor in full force and effect;
          (iv) to the best of such Grantor’s knowledge, all Intellectual Property owned by such Grantor is valid and enforceable and no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity of such Grantor’s right to register, or such Grantor’s rights to own or use, any Intellectual Property and no such action or proceeding is pending or, to the best of such Grantor’s knowledge, threatened;

          (v) all registrations and applications for Copyrights, Patents and Trademarks owned by such Grantor are standing in the name of such Grantor, and none of the Trademarks, Patents, Copyrights or Trade Secrets has been licensed by any Grantor to any Affiliate or third party, except as disclosed in Schedule 4.7(B), (D), (F), or (G) (as each may be amended or supplemented from time to time);
          (vi) each Grantor has been using appropriate statutory notice of registration in connection with its use of registered Trademarks material to the business of such Grantor, proper marking practices in connection with the use of Patents material to the business of such Grantor, and appropriate notice of copyright in connection with the publication of Copyrights material to the business of such Grantor;
          (vii) each Grantor uses adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all Trademark Collateral and has taken all commercially reasonable action necessary to insure that all licensees of the Trademark Collateral owned by such Grantor use such adequate standards of quality;
          (viii) to the best of such Grantor’s knowledge, the conduct of such Grantor’s business does not infringe upon or otherwise violate any trademark, patent, copyright, trade secret or other intellectual property right owned or controlled by a third party and no claim has been made that the use of any Intellectual Property owned by such Grantor violates the asserted rights of any third party;
          (ix) to the best of such Grantor’s knowledge, no third party is infringing upon or otherwise violating any rights in any Intellectual Property owned by such Grantor;
          (x) no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by such Grantor or bind such Grantor that adversely affect Grantor’s rights to own or use any Intellectual Property; and
          (xi) such Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale, transfer or agreement of any Intellectual Property that has not been terminated or released. There is no effective financing statement or other document or instrument now executed, or on file or recorded in any public office, granting a security interest in or otherwise encumbering any part of the Intellectual Property, other than in favor of the Collateral Agent.
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees as follows:
          (i) it shall not do any act or omit to do any act whereby any of the Intellectual Property owned by such Grantor which is material to the business of Grantor may lapse, or become abandoned, dedicated to the public, or unenforceable, or which would adversely affect the validity, grant, or enforceability of the security interest granted therein;
          (ii) it shall not, with respect to any Trademarks which are owned by such Grantor and material to the business of such Grantor, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and such Grantor shall take all commercially reasonable steps necessary to insure that licensees of such Trademarks use such consistent standards of quality;
          (iii) it shall, within thirty (30) days of the creation or acquisition of any Copyrightable work which is material to the business of such Grantor, apply to register the Copyright in the United States Copyright Office;
          (iv) it shall promptly notify the Collateral Agent if it knows or has reason to know that any item of the Intellectual Property that is material to the business of such Grantor is likely to become (a) abandoned or dedicated to the public or placed in the public domain, (b) invalid or unenforceable, or (c) subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court;
          (v) it shall take all reasonable steps in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any application and maintain any registration of each Trademark, Patent, and Copyright owned by any Grantor and material to its business which is now or shall become included in the Intellectual Property Collateral including, but not limited to, those items on Schedule 4.7(A), (C) and (E) (as each may be amended or supplemented from time to time);
          (vi) in the event that any Intellectual Property owned by or exclusively licensed to such Grantor is infringed, misappropriated, or diluted by a third party in any material respect, such Grantor shall promptly take all commercially reasonable actions to stop such infringement, misappropriation, or dilution and protect its rights in such Intellectual Property including, but not limited to, the initiation of a suit for injunctive relief and to recover damages;
          (vii) it shall promptly (but in no event more than thirty (30) days after any Grantor obtains knowledge thereof) report to the Collateral Agent (i) the filing of any application to register any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) and (ii) the registration of any Intellectual Property by any such office, in each case by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto;
          (viii) it shall, promptly upon the reasonable request of the Collateral Agent, execute and deliver to the Collateral Agent any document required to acknowledge, confirm, register, record, or perfect the Collateral Agent’s interest in any part of the Intellectual Property Collateral, whether now owned or hereafter acquired;
          (ix) except with the prior consent of the Collateral Agent or as permitted under the Credit Agreement, each Grantor shall not execute, and there will not be on file in any public office, any financing statement or other document or instruments, except financing statements or other documents or instruments filed or to be filed in favor of the Collateral Agent and each Grantor shall not sell, assign, transfer, license, grant any option, or create or suffer to exist any Lien upon or with respect to the Intellectual Property, except for the Lien created by and under this Agreement and the other Credit Documents;
          (x) it shall hereafter use best efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any property included within the definitions of any Intellectual Property acquired under such contracts;
          (xi) it shall take all steps reasonably necessary to protect the secrecy of all Trade Secrets material to the business of such Grantor, including, without limitation, entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;
          (xii) it shall use proper statutory notice in connection with its use of any Intellectual Property owned by such Grantor; and
          (xiii) it shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property or any portion thereof. In connection with such collections, each Grantor may take (and, at the Collateral Agent’s reasonable direction, shall take) such action as such Grantor or the Collateral Agent may deem reasonably necessary or advisable to enforce collection of such amounts. Notwithstanding the foregoing, the Collateral Agent shall have the right at any time, to notify, or require any Grantor to notify, any obligors with respect to any such amounts of the existence of the security interest created hereby.
     4.8 Commercial Tort Claims
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that Schedule 4.8 (as such schedule may be amended or supplemented from time to time) sets forth all Commercial Tort Claims of each Grantor in excess of $250,000 individually or $500,000 in the aggregate; and
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that with respect to any Commercial Tort Claim in excess of $250,000 individually or $500,000 in the aggregate hereafter arising it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

SECTION 5.	ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS.

     5.1 Access; Right of Inspection. Each Grantor will comply with Section 5.11 of the Credit Agreement. The Collateral Agent and its representatives shall at all times have the right to enter any premises of each Grantor and inspect any property of each Grantor where any of the Collateral of such Grantor granted pursuant to this Agreement is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.
     5.2 Further Assurances.
          (a) Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority (to the extent provided herein and in the Credit Agreement) of and protect any security interest granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:
          (i) file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;
          (ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State, and the foreign counterparts of any of the foregoing;
          (iii) at any reasonable time, upon prior written notice and upon request by the Collateral Agent and subject to Sections 5.11 and 9.2 of the Credit Agreement, assemble the Collateral and allow inspection of the Collateral by the Collateral Agent, or persons designated by the Collateral Agent; and
          (iv) at the Collateral Agent’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Collateral Agent’s security interest in all or any part of the Collateral.
          (b) Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as the Collateral Agent may reasonably determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as “all assets” or “all personal property, whether now owned or hereafter acquired.” Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.
          (c) Each Grantor hereby authorizes the Collateral Agent to modify this Agreement after obtaining such Grantor’s approval of or signature to such modification by amending Schedule 4.7 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.
     5.3 Additional Grantors. From time to time subsequent to the date hereof, and pursuant to Section 5.13 of the Credit Agreement, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor"), by executing a Counterpart Agreement. Upon delivery of any such counterpart agreement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.
SECTION 6. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.
     6.1 Power of Attorney. Each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:
          (a) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Credit Agreement;
          (b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
          (c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;
          (d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

          (e) to prepare and file any UCC financing statements against such Grantor as debtor;
          (f) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor;
          (g) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and
          (h) upon the occurrence and during the continuance of an Event of Default to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.
     6.2 No Duty on the Part of Collateral Agent or Secured Parties. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.
SECTION 7. REMEDIES.
     7.1 Generally.
          (a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:
          (i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

          (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;
          (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate; and
          (iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.
          (b) The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law and in accordance with the UCC) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.

          (c) The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.
          (d) The Collateral Agent shall have no obligation to marshal any of the Collateral.
     7.2 Application of Proceeds. Except as expressly provided elsewhere in this Agreement, following the occurrence and during the continuance of an Event of Default or during the exercise of remedies available to the Collateral Agent, all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against, the Secured Obligations in the following order of priority: first, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all other reasonable expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith, and all amounts for which the Collateral Agent is entitled to indemnification hereunder (in its capacity as the Collateral Agent and not as a Lender) and all advances made by the Collateral Agent hereunder for the account of the applicable Grantor, and to the payment of all costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy hereunder or under the Credit Agreement, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment of all other Secured Obligations for the ratable benefit of the Secured Parties; and third, to the extent of any excess of such proceeds, to the payment to or upon the order of such Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.
     7.3 Sales on Credit. If Collateral Agent sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Collateral Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.
     7.4 Deposit Accounts.
     If any Event of Default shall have occurred and be continuing, the Collateral Agent may apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Collateral Agent.
     7.5 Investment Related Property.
     Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the

Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.
     7.6 Intellectual Property.
          (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default:
          (i) the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent’s sole discretion, to enforce any Intellectual Property, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 10 hereof in connection with the exercise of its rights under this Section, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Intellectual Property as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement or other violation of any of such Grantor’s rights in the Intellectual Property material to the business of such Grantor by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement or violation;
          (ii) upon written demand from the Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent or such Collateral Agent’s designee all of such Grantor’s right, title and interest in and to the Intellectual Property and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;
          (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent (or any Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property;
          (iv) within five (5) Business Days after written notice from the Collateral Agent, each Grantor shall make available to the Collateral Agent, to the extent within such Grantor’s power and authority and applicable law, such personnel in such

Grantor’s employ on the date of such Event of Default as the Collateral Agent may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Licenses, such persons to be available to perform their prior functions on the Collateral Agent’s behalf and to be compensated by the Collateral Agent at such Grantor’s expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and
          (v) the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;
(1)	all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 7.7 hereof; and

(2)	Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon, except with the Collateral Agent’s consent.
          (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, is no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Secured Parties.
          (c) Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 7 and at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to quality control and quality standards then in effect and inspection rights in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.
     7.7 Cash Proceeds. In addition to the rights of the Collateral Agent specified in Section 4.3 with respect to payments of Receivables, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other non-cash items (collectively, “Cash Proceeds”) shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, unless otherwise provided pursuant to Section 4.4(a)(ii), be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and held by the Collateral Agent in the Collateral Account. Any Cash Proceeds received by the Collateral Agent (whether from a Grantor or otherwise): (i) if no Event of Default shall have occurred and be continuing, shall be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and (ii) if an Event of Default shall have occurred and be continuing, may, in the sole discretion of the Collateral Agent, (A) be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Collateral Agent against the Secured Obligations then due and owing.
     7.8 Acknowledgement. Notwithstanding the foregoing, the Collateral Agent and the Lenders expressly acknowledge and agree that any transfer of the Pledged Equity Interests, or any exercise of control with respect thereto, is subject to, and shall be effected solely in compliance with, applicable regulatory requirements.
     Notwithstanding the foregoing or anything herein to the contrary, the Collateral Agent, for itself and on behalf of the Secured Parties, and the Lenders expressly acknowledge and agree that any exercise by the Collateral Agent or a Secured Party of their rights and remedies hereunder, including any transfer of the Pledged Equity Interests, or any exercise of control by the Collateral Agent with respect thereto, is subject to, and shall be effected solely in compliance with, applicable regulatory requirements.
SECTION 8. COLLATERAL AGENT.
     The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided, the Collateral Agent shall, after payment in full of all Obligations under the Credit Agreement and the other Credit Documents, exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of the holders of a majority of the aggregate notional amount (or, with respect to any Hedge Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Hedge Agreement) under all Hedge Agreements. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Section. Collateral Agent may resign at any time by giving thirty (30) days’ prior written notice thereof to Lenders and the Grantors, and Collateral Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to the Grantors and Collateral Agent signed by the Requisite Lenders. Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five (5) Business Days’ notice to the Administrative Agent, to appoint a successor Collateral Agent. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent or otherwise authorize the filing of such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Agent’s resignation or removal hereunder as the Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder.
SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.
     This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to Grantors. Upon any such termination the Collateral Agent shall, at Grantors’ expense, execute and deliver to Grantors or otherwise authorize the filing of such documents as Grantors shall reasonably request, including financing statement amendments to evidence such termination. Upon any disposition of property permitted or not prohibited by the Credit Agreement, the Liens granted herein shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person. The Collateral Agent shall, at Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as Grantors shall reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, including financing statement amendments to evidence such release.
SECTION 10. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.

     The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.2 of the Credit Agreement.
SECTION 11. MISCELLANEOUS.
     Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder. This Agreement and the other Credit Documents embody the entire agreement and understanding between Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW

YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAWS).
          ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING HERETO OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE OBLIGATIONS, SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1 OF THE CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT THE COLLATERAL AGENT RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.
          EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 11 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER.

IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

AMERIGROUP CORPORATION,
as Grantor

By:
Name:
Title:

PHP HOLDINGS, INC.,
as Grantor

By:
Name:
Title:

[Signature Page to Pledge and Security Agreement]

WACHOVIA BANK, NATIONAL ASSOCIATION,
as the Collateral Agent

By:
Name:
Title:

[Signature Page to Pledge and Security Agreement]

SCHEDULE 4.1
TO PLEDGE AND SECURITY AGREEMENT
GENERAL INFORMATION
(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Chief Executive
Office/Sole Place
of Business (or
Residence if
Full Legal	Type of	Jurisdiction of	Grantor is a
Name	Organization	Organization	Natural Person)	Organization I.D.#

(B)	Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Full Legal Name	Trade Name or Fictitious Business Name

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change

(D)	Agreements pursuant to which any Grantor is found as debtor within past five (5) years:

Grantor	Description of Agreement

(E)	Financing Statements:

Grantor	Filing Jurisdiction(s)

 SCHEDULE 4.1-1

SCHEDULE 4.2
TO PLEDGE AND SECURITY AGREEMENT

Grantor	Location of Equipment and Inventory

 SCHEDULE 4.2-1

SCHEDULE 4.4
TO PLEDGE AND SECURITY AGREEMENT
INVESTMENT RELATED PROPERTY
(A)	Pledged Stock:

Percentage
of
				Stock		No. of	Outstanding
	Stock	Class of	Certificated	Certificate		Pledged	Stock of the
Grantor	Issuer	Stock	(Y/N)	No.	Par Value	Stock	Stock Issuer

          Pledged LLC Interests:

Percentage of
Outstanding
LLC Interests of
	Limited				the Limited
	Liability	Certificated	Certificate No.	No. of Pledged	Liability
Grantor	Company	(Y/N)	(if any)	Units	Company

          Pledged Partnership Interests:

		Type of			Percentage of
		Partnership			Outstanding
		Interests (e.g.,			Partnership
		general or	Certificated	Certificate No.	Interests of the
Grantor	Partnership	limited)	(Y/N)	(if any)	Partnership

          Pledged Trust Interests:

Percentage of
Outstanding
		Class of Trust	Certificated	Certificate No.	Trust Interests
Grantor	Trust	Interests	(Y/N)	(if any)	of the Trust

          Pledged Debt:

		Original	Outstanding
		Principal	Principal
Grantor	Issuer	Amount	Balance	Issue Date	Maturity Date

      EXHIBIT 4.4-1

          Securities Account:

Share of Securities
Grantor	Intermediary	Account Number	Account Name

          Commodities Accounts:

Name of Commodities
Grantor	Intermediary	Account Number	Account Name

          Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name

(B)

Grantor	Date of Acquisition	Description of Acquisition

(C)

Name of Issuer of Pledged LLC Interest/Pledged
Grantor	Partnership Interest

 EXHIBIT 4.4-2

SCHEDULE 4.5
TO PLEDGE AND SECURITY AGREEMENT

Grantor	Description of Material Contract

SCHEDULE 4.5-1

SCHEDULE 4.6
TO PLEDGE AND SECURITY AGREEMENT

Grantor	Description of Letters of Credit

 SCHEDULE 4.6-1

SCHEDULE 4.7
TO PLEDGE AND SECURITY AGREEMENT
INTELLECTUAL PROPERTY
(A)	Copyrights

(B)	Copyright Licenses

(C)	Patents

(D)	Patent Licenses

(E)	Trademarks

(F)	Trademark Licenses

(G)	Trade Secret Licenses

(H)	Intellectual Property Exceptions
 SCHEDULE 4.7-1

SCHEDULE 4.8
TO PLEDGE AND SECURITY AGREEMENT

Grantor	Commercial Tort Claims

 SCHEDULE 4.8-1

EXHIBIT A
TO PLEDGE AND SECURITY AGREEMENT
PLEDGE SUPPLEMENT
     This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF INCORPORATION] [Corporation] (the “Grantor”) pursuant to the Pledge and Security Agreement, dated as of March [___], 2007 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among AMERIGROUP CORPORATION, the other Grantors named therein, and WACHOVIA BANK, NATIONAL ASSOCIATION, as the Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.
     Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of Grantor’s right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.
     IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].
[NAME OF GRANTOR]
By:
Name:
Title:
 EXHIBIT A-1

SUPPLEMENT TO SCHEDULE 4.1
TO PLEDGE AND SECURITY AGREEMENT
Additional Information:
(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Chief Executive
Office/Sole Place
of Business (or
Residence if
	Type of	Jurisdiction of	Grantor is a	Organization
Full Legal Name	Organization	Organization	Natural Person)	I.D.#

(B)	Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Full Legal Name	Trade Name or Fictitious Business Name

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Name of Grantor	Date of Change	Description of Change

(D)	Agreements pursuant to which any Grantor is found as debtor within past five (5) years:

Name of Grantor	Description of Agreement

(E)	Financing Statements:

Name of Grantor	Filing Jurisdiction(s)

 EXHIBIT A-2

SUPPLEMENT TO SCHEDULE 4.2
TO PLEDGE AND SECURITY AGREEMENT
Additional Information:

Name of Grantor	Location of Equipment and Inventory

 EXHIBIT A-3
SUPPLEMENT TO SCHEDULE 4.4
TO PLEDGE AND SECURITY AGREEMENT
Additional Information:
(A)
Pledged Stock:
Pledged Partnership Interests:
Pledged LLC Interests:
Pledged Trust Interests:
Pledged Debt:
Securities Account:
Commodities Accounts:
Deposit Accounts:
(B)

Name of Grantor	Date of Acquisition	Description of Acquisition

(C)

Name of Issuer of Pledged LLC Interest/Pledged Partnership
Name of Grantor	Interest

 EXHIBIT A-4

SUPPLEMENT TO SCHEDULE 4.5
TO PLEDGE AND SECURITY AGREEMENT
Additional Information:

Name of Grantor	Description of Material Contract

 EXHIBIT A-5

SUPPLEMENT TO SCHEDULE 4.6
TO PLEDGE AND SECURITY AGREEMENT
Additional Information:

Name of Grantor	Description of Letters of Credit

 EXHIBIT A-6

SUPPLEMENT TO SCHEDULE 4.7
TO PLEDGE AND SECURITY AGREEMENT
Additional Information:
(A)	Copyrights

(B)	Copyright Licenses

(C)	Patents

(D)	Patent Licenses

(E)	Trademarks

(F)	Trademark Licenses

(G)	Trade Secret Licenses

(H)	Intellectual Property Exceptions
 EXHIBIT A-7

SUPPLEMENT TO SCHEDULE 4.8
TO PLEDGE AND SECURITY AGREEMENT
Additional Information:

Name of Grantor	Commercial Tort Claims

 EXHIBIT A-8

EXHIBIT B
TO PLEDGE AND SECURITY AGREEMENT
UNCERTIFICATED SECURITIES CONTROL AGREEMENT
     This Uncertificated Securities Control Agreement dated as of [                    ], 20[___] among [                    ] (the “Pledgor”), WACHOVIA BANK, NATIONAL ASSOCIATION, as collateral agent for the Secured Parties, (the “Collateral Agent”) and [                    ], a[                    ][corporation] (the “Issuer”). Capitalized terms used but not defined herein shall have the meaning assigned in the Pledge and Security Agreement dated as of March [___], 2007, among the Pledgor, the other Grantors party thereto and the Collateral Agent (the “Security Agreement”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.
     Section 1. Registered Ownership of Shares. The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of [                     ] shares of the Issuer’s [common] stock (the “Pledged Shares”) and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Collateral Agent.
     Section 2. Instructions. If at any time the Issuer shall receive instructions originated by the Collateral Agent relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person.
     Section 3. Additional Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Collateral Agent:
     (a) It has not entered into, and until the termination of this agreement will not enter into, any agreement with any other person relating the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person; and
     (b) It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Pledgor or the Collateral Agent purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 2 hereof.
     (c) Except for the claims and interest of the Collateral Agent and of the Pledgor in the Pledged Shares, the Issuer does not know of any claim to, or interest in, the Pledged Shares. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Collateral Agent and the Pledgor thereof.
     (d) This Uncertificated Securities Control Agreement is the valid and legally binding obligation of the Issuer.
     Section 4. Choice of Law. This Agreement shall be governed by the laws of the State of Delaware.
     Section 5. Conflict with Other Agreements. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.
  EXHIBIT B-1

     Section 6. Voting Rights. Until such time as the Collateral Agent shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Shares.
     Section 7. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agent may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.
     Section 8. Indemnification of Issuer. The Pledgor and the Collateral Agent hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer’s negligence, bad faith or willful misconduct, and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.
     Section 9. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:	[Name and Address of Pledgor]
Attention: [ ]
Telecopier: [ ]

Collateral Agent:	Wachovia Bank, National Association
[301 College Street
Charlotte, North Carolina 28288-0737]
Attention: [ ]
Telecopier: [ ]

Issuer:	[Insert Name and Address of Issuer]
Attention: [ ]
Telecopier: [ ]
     Any party may change its address for notices in the manner set forth above.
     Section 10. Termination. The obligations of the Issuer to the Collateral Agent pursuant to this Control Agreement shall continue in effect until the security interests of the Collateral Agent in the Pledged Shares have been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Issuer of such termination in writing. The Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the request of the Pledgor on or after the termination of the Collateral Agent’s security interest in the Pledged Shares pursuant to the terms of the Security Agreement. The termination of this Control Agreement shall not terminate the Pledged Shares or alter the
 EXHIBIT B-2

obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.
     Section 11. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.
[NAME OF PLEDGOR],
as Pledgor
By:
Name:
Title:
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Collateral Agent
By:
Name:
Title:
[NAME OF ISSUER],
as Issuer
By:
Name:
Title:
 EXHIBIT B-3

Exhibit A
[Letterhead of Collateral Agent]
[Date]
[Name and Address of Issuer]
Attention: [                      ]
Re: Termination of Control Agreement
     You are hereby notified that the Uncertificated Securities Control Agreement between you, [Name of Pledgor] (the “Pledgor”) and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Uncertificated Control Agreement) from the Pledgor. This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Pledgor pursuant to any other agreement.
     You are instructed to deliver a copy of this notice by facsimile transmission to the Pledgor.
Very truly yours,
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Collateral Agent
By:
Name:
Title:
 EXHIBIT B-A-1

EXHIBIT C
TO PLEDGE AND SECURITY AGREEMENT
SECURITIES ACCOUNT CONTROL AGREEMENT
     This Securities Account Control Agreement dated as of [                    ], 20[___] (this “Agreement”) among [                    ] (the “Debtor”), WACHOVIA BANK, NATIONAL ASSOCIATION, as collateral agent for the Secured Parties (the “Collateral Agent”) and [                    ] in its capacity as a “securities intermediary” as defined in Section 8-102 of the UCC (in such capacity, the “Securities Intermediary”). Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Pledge and Security Agreement, dated as of March [___], 2007, among the Debtor, the other Grantors party thereto and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.
     Section 1. Establishment of Securities Account. The Securities Intermediary hereby confirms and agrees that:
     (a) The Securities Intermediary has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Securities Account”) and the Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of the Collateral Agent;
     (b) All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;
     (c) All property delivered to the Securities Intermediary pursuant to the Security Agreement will be promptly credited to the Securities Account; and
     (d) The Securities Account is a “securities account” within the meaning of Section 8-501 of the UCC.
     Section 2. “Financial Assets” Election. The Securities Intermediary hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument, general intangible or cash) credited to the Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.
     Section 3. Control of the Securities Account. If at any time the Securities Intermediary shall receive any order from the Collateral Agent directing transfer or redemption of any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person. If the Debtor is otherwise entitled to issue entitlement orders and such orders conflict with any entitlement order issued by the Collateral Agent, the Securities Intermediary shall follow the orders issued by the Collateral Agent.
 EXHIBIT C-1

     Section 4. Subordination of Lien; Waiver of Set-Off. In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent. The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Collateral Agent (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Securities Account and (ii) the face amount of any checks which have been credited to such Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).
     Section 5. Choice of Law. This Agreement and the Securities Account shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction (within the meaning of Section 8-110 of the UCC) and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.
     Section 6. Conflict with Other Agreements.
     (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;
     (b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;
     (c) The Securities Intermediary hereby confirms and agrees that:
     (i) There are no other control agreements entered into between the Securities Intermediary and the Debtor with respect to the Securities Account;
     (ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person; and
     (iii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or the Collateral Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3 hereof.
     Section 7. Adverse Claims. Except for the claims and interest of the Collateral Agent and of the Debtor in the Securities Account, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar
 EXHIBIT C-2

process) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Collateral Agent and the Debtor thereof.
     Section 8. Maintenance of Securities Account. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:
     (a) Notice of Sole Control. If at any time the Collateral Agent delivers to the Securities Intermediary a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Securities Intermediary agrees that after receipt of such notice, it will take all instruction with respect to the Securities Account solely from the Collateral Agent.
     (b) Voting Rights. Until such time as the Securities Intermediary receives a Notice of Sole Control pursuant to subsection (a) of this Section 8, the Debtor shall direct the Securities Intermediary with respect to the voting of any financial assets credited to the Securities Account.
     (c) Permitted Investments. Until such time as the Securities Intermediary receives a Notice of Sole Control signed by the Collateral Agent, the Debtor shall direct the Securities Intermediary with respect to the selection of investments to be made for the Securities Account; provided, however, that the Securities Intermediary shall not honor any instruction to purchase any investments other than investments of a type described on Exhibit B hereto.
     (d) Statements and Confirmations. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Debtor and the Collateral Agent at the address for each set forth in Section 12 of this Agreement.
     (e) Tax Reporting. All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.
     Section 9. Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary hereby makes the following representations, warranties and covenants:
     (a) The Securities Account has been established as set forth in Section 1 above and such Securities Account will be maintained in the manner set forth herein until termination of this Agreement; and
     (b) This Agreement is the valid and legally binding obligation of the Securities Intermediary.
     Section 10 Indemnification of Securities Intermediary. The Debtor and the Collateral Agent hereby agree that (a) the Securities Intermediary is released from any and all liabilities to the Debtor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary’s negligence and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Securities Intermediary with the terms hereof, except to the extent that such arises from the Securities Intermediary’s negligence, bad faith or willful conduct, and from and against any and
 EXHIBIT C-3

all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.
     Section 11. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agent may assign its rights hereunder only with the express written consent of the Securities Intermediary and by sending written notice of such assignment to the Debtor.
     Section 12. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:	[Name and Address of Debtor]
Attention: [ ]
Telecopier: [ ]

Collateral Agent:	Wachovia Bank, National Association
[301 South College Street
Charlotte, North Carolina 28288-0737]
Attention: [ ]
Telecopier: [ ]

Securities Intermediary:	[Name and Address of Securities Intermediary]
Attention: [ ]
Telecopier: [ ]
     Any party may change its address for notices in the manner set forth above.
     Section 13. Termination. The obligations of the Securities Intermediary to the Collateral Agent pursuant to this Agreement shall continue in effect until the security interest of the Collateral Agent in the Securities Account has been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Securities Intermediary of such termination in writing. The Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit C hereto to the Securities Intermediary upon the request of the Debtor on or after the termination of the Collateral Agent’s security interest in the Securities Account pursuant to the terms of the Security Agreement. The termination of this Agreement shall not terminate the Securities Account or alter the obligations of the Securities Intermediary to the Debtor pursuant to any other agreement with respect to the Securities Account.
     Section 14. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.
 EXHIBIT C-4

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.
[DEBTOR],
as Debtor
By:
Name:
Title:
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Collateral Agent
By:
Name:
Title:
[NAME OF SECURITIES INTERMEDIARY],
as Securities Intermediary
By:
Name:
Title:
 EXHIBIT C-5

EXHIBIT A
TO SECURITIES ACCOUNT CONTROL AGREEMENT
[Letterhead of Collateral Agent]
[Date]
[Name and Address of Securities Intermediary]
Attention: [___]
Re: Notice of Sole Control
Ladies and Gentlemen:
     As referenced in the Securities Account Control Agreement dated as of [                    ], 20[___] among [Name of Debtor] (the “Debtor”), you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over securities account number [                    ] (the “Securities Account”) and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Securities Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.
     You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.
Very truly yours,
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Collateral Agent
By:
Name:
Title:
cc: [Name of Debtor]
 EXHIBIT C-A-1

EXHIBIT B
TO SECURITIES ACCOUNT CONTROL AGREEMENT
Permitted Investments
[TO COME]
 EXHIBIT C-B-1

EXHIBIT C
TO SECURITIES ACCOUNT CONTROL AGREEMENT
[Letterhead of the Collateral Agent]
[Date]
[Name and Address of Securities Intermediary]
Attention: [                    ]
Re: Termination of Securities Account Control Agreement
     You are hereby notified that the Securities Account Control Agreement dated as of [                    ], 20[___] among you, [Name of Debtor] (the “Debtor”) and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) [                    ] from the Debtor. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Debtor pursuant to any other agreement.
     You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.
Very truly yours,
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Collateral Agent
By:
Name:
Title:
 EXHIBIT C-C-1

EXHIBIT D
TO PLEDGE AND SECURITY AGREEMENT
DEPOSIT ACCOUNT CONTROL AGREEMENT
(With Future Notification)
This DEPOSIT ACCOUNT CONTROL AGREEMENT (“Agreement”) is made and entered into as of this 26th day of March 2007 by and among WACHOVIA BANK, NATIONAL ASSOCIATION as depositary bank (the “Bank”), the Bank’s depositary customer, AMERIGROUP CORPORATION, a Delaware corporation (the “Company”), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its individual capacity and as Collateral Agent for certain other secured lending institutions (the “Collateral Agent”).
Statement of Facts
The Bank acknowledges that, as of the date hereof, it maintains in the name of the Company the deposit account(s) identified on Exhibit A attached hereto and made a part hereof (each an “Account” and, collectively, the “Accounts”). One or more of the Accounts may be served by one or more lockboxes operated by the Bank, which lockboxes (if any) also are listed on Exhibit A (each a “Lockbox” and, collectively, the “Lockboxes”). The Account(s) and any Lockbox(es) are governed by the terms and conditions of the Company’s commercial deposit account agreement published by the Bank from time to time and, with respect to any Lockbox, also may be governed by a lockbox service description between the Bank and the Company (collectively, with all applicable services descriptions and/or agreements, the “Deposit Agreement”). The Company has received a true and correct copy of the Deposit Agreement on or prior to the date hereof.
The Company and the Collateral Agent hereby confirm that they have entered into a certain Pledge and Security Agreement dated as of March 26, 2007 with the other parties thereto (the “Security Agreement”). The Company hereby confirms to the Bank that the Company has granted to the Collateral Agent for the benefit of the Secured Parties (as defined in the Security Agreement) a security interest in the following (collectively, the “Account Collateral”): (a) the Account(s), (b) the Lockbox(es) and (c) the Items Collateral. The term “Items Collateral” means, collectively, all checks, drafts, instruments, cash and other items at any time received in any Lockbox or for deposit in any Account (subject to specific Lockbox instructions in effect for processing items), wire transfers of funds, automated clearing house (“ACH”) entries, credits from merchant card transactions and other electronic funds transfers or other funds deposited in, credited to, or held for deposit in or credit to, any Account.
The parties desire to enter into this Agreement in order to set forth their relative rights and duties with respect to the Account Collateral. In consideration of the mutual covenants herein as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1. Control of the Accounts
(a) The Statement of Facts is incorporated herein by reference. The Bank represents that it is a “bank”. The Company and the Bank acknowledge that each Account is a “deposit account”. Each party to this Agreement acknowledges that this Agreement is an “authenticated record” and that the arrangements established under this Agreement constitute “control” of each Account. Each of these terms is used in this Agreement as defined in Article 9 of the Uniform Commercial Code as adopted by the State of New York (the “New York UCC”).

EXHIBIT D-1

(b) The Company represents and warrants to the Collateral Agent that Exhibit A contains a complete and accurate list of all Accounts and Lockboxes maintained by the Company with the Bank and subject to this Agreement. Nothing in this Agreement shall impose upon the Bank any duty to monitor or assure the Company’s compliance with this Section 1(b).
(c) The Bank confirms that, as of the date of this Agreement, the Company and the Bank have not entered into any agreement (other than the Deposit Agreement) with any person pursuant to which the Bank is obligated to comply with instructions from such person as to the disposition of funds in any Account or of Items Collateral. The Company covenants for the benefit of the Collateral Agent and the Lenders that the Company shall not close or instruct the Bank to close any Account or Lockbox without the prior written consent of the Collateral Agent. During the term of this Agreement the Bank will not enter into any agreement with any person other than the Collateral Agent pursuant to which the Bank will be obligated to comply with instructions from such person as to the disposition of funds in any Account or of Items Collateral.
(d) The Company authorizes and directs the Bank to comply, and the Bank agrees to comply, with all instructions given by the Collateral Agent in accordance with this Agreement and permissible under the Deposit Agreement, including directing the disposition of funds in any Account or as to any other matter relating to any Account or other Account Collateral, without further consent by the Company. The Collateral Agent’s right to give instructions to the Bank regarding any Account Collateral also shall include the right to give “stop payment orders” to the Bank for any item presented to the Bank against any Account even if it results in dishonor of the item presented against the Account.
(e) The Collateral Agent authorizes and instructs the Bank to (i) permit the Company to have access to and disposition over the Account(s) and Account Collateral and to otherwise deal with same as provided in the Deposit Agreement and (ii) act upon the instructions that the Bank shall receive from the Company concerning the Lockbox and the Account Collateral until the implementation by the Bank of the written instruction delivered by the Collateral Agent to the Bank in the text of Exhibit B attached hereto and made a part hereof, completed accordingly (the “Notice”), in accordance with the provisions of Section 7 of this Agreement. The Bank shall not be obligated to honor or accept any document purported to be the Notice unless it: (A) shall be in the text of Exhibit B and completed accordingly; and (B) shall be accompanied by a copy of this Agreement as fully executed; and (C) shall have been delivered to the Bank’s Designated Officer in accordance with the provisions of Section 7.
(f) Until delivery of the Notice by the Collateral Agent to the Bank in accordance with the provisions of this Agreement, the Collateral Agent shall not give any instruction to the Bank and, until the Bank shall receive and implement the Notice as provided in Section 7, the Bank shall not (and shall not be required by the provisions of this Agreement to) honor and follow any instruction the Bank may receive from the Collateral Agent with regard to the Account(s) and the Account Collateral. Upon the implementation of the Notice by the Bank, the Bank shall not permit any officer, agent or other representative of the Company or its affiliates to direct the disposition of funds in any Account, withdraw any amount from any Account or otherwise exercise any authority or power with respect to any Lockbox, Account or Account Collateral. Upon implementation of the Notice by the Bank, all collected and available funds in any Account shall only be withdrawn or transferred based on instructions given by the Collateral Agent in accordance with this Agreement.
(g) Federal Reserve Regulations and Operating Circulars, ACH or other clearing house rules and other applicable law (including, without limitation, the Uniform Commercial Code as adopted by the State in which the respective Account identified on Exhibit A is located (hereinafter, the “Applicable UCC”)) and the Deposit Agreement shall also apply to the Collateral Agent’s exercise of control over the Account(s)

EXHIBIT D-2

and to the Account Collateral and the performance by the Bank of its obligations under this Agreement. Each of the Company and the Collateral Agent authorizes and instructs the Bank to supply the Company’s or the Collateral Agent’s endorsement, as appropriate, to any Items Collateral that the Bank shall receive for deposit to any Account.
2. Statements and Other Information If so requested of the Bank by the Collateral Agent in writing, the Bank will send to the Collateral Agent (in a manner consistent with the Bank’s standard practices) at the Collateral Agent’s address specified in Section 7, copies of all Account statements (but not canceled checks) that the Bank is required to send to the Company under the Deposit Agreement. The Bank also shall provide to each of the Company and the Collateral Agent when requested (as a service to the Company under the Deposit Agreement) copies of Account statements and other deposit account information, including Account balances, by telephone and by computer communication, to the extent practicable when requested by the Company or by the Collateral Agent. The Company consents to the Bank’s release of such Account information to the Collateral Agent. The Bank’s liability for its failure to comply with this Section 2 shall not exceed its cost of providing such information.
3. Setoff; Returned Items and Charges
(a) The Bank will not exercise any security interest, lien, right of setoff, deduction, recoupment or banker’s lien or any other interest in or against any Account or any other Account Collateral, and the Bank hereby subordinates to the Collateral Agent any such security interest, lien or right which the Bank may have against any Account or other Account Collateral. The security interest of and the subordination by the Bank in the preceding sentence shall not include, and the preceding sentence shall not apply to, any security interest that the Bank may have as a collecting bank in any Items Collateral as provided in Article 4 of the Applicable UCC. Notwithstanding the preceding text of this paragraph, the Collateral Agent and the Company agree that the Bank at all times (including following commencement of any bankruptcy or insolvency proceeding by or against the Company) may set off and charge against any Account (regardless of any agreement by the Company to compensate the Bank by means of balances in the Account) all of the following as permitted by the Deposit Agreement (collectively, the “Permitted Debits”): (i) the face amount of each Returned Item (hereinafter defined), (ii) the Bank’s usual and customary service charges and fees, (iii) the Bank’s usual and customary account maintenance fees, (iv) the Bank’s usual and customary funds transfer fees, (v) out-of-pocket fees and expenses (including attorneys’ reasonable fees) incurred by the Bank (including those in connection with its negotiation, administration or enforcement of this Agreement), and (vi) adjustments or corrections of posting or encoding errors; whether any Permitted Debit shall have accrued or been incurred before or after the date of this Agreement. “Returned Item” means any (i) Items Collateral deposited into or credited to an Account before or after the date of this Agreement and returned unpaid or otherwise uncollected or subject to an adjustment entry, whether for insufficient funds or any other reason, and without regard to the timeliness of such return or adjustment or the occurrence or timeliness of any other party’s notice of nonpayment or adjustment; (ii) Items Collateral subject to a claim against the Bank for breach of transfer, presentment, encoding, retention or other warranty under Federal Reserve Regulations or Operating Circulars, ACH or other clearing house rules, or applicable law (including, without limitation, Articles 3, 4 and 4A of the Applicable UCC); and (iii) demand for chargeback in connection with a merchant card transaction. For avoidance of doubt, the Bank’s rights under this Section 3(a) or any rights that the Bank may have under the provisions of the Deposit Agreement shall not permit the Bank to set off and charge as a Permitted Debit any obligation of the Company to the Bank in connection with any other deposit account that the Company may have with the Bank or other agreement between the Company and the Bank; Permitted Debits shall be solely those relating to the Account(s) and the Account Collateral.

EXHIBIT D-3

(b) If (i) the Bank were unable to set off or charge any Permitted Debit against any Account because of insufficient funds in the Account, or (ii) the Bank in good faith were to believe that any legal process or applicable law prohibited such setoff or charge against any Account, or (iii) the Account were closed, then: (A) the Bank may charge such Permitted Debits to and set off same against any other Account (and other deposit account(s) of the Company with the Bank that are not subject to this Agreement, if any); and (B) if there were insufficient funds in the Account(s) (and other deposit account(s) of the Company with the Bank, if any) against which to charge or set off such Permitted Debits, then the Bank shall demand (unless the Bank shall believe in good faith that any legal process or applicable law prohibits such demand) that the Company pay, and the Company shall pay, to the Bank promptly upon the Company’s receipt of the Bank’s written demand therefor, the full amount of all unpaid Permitted Debits.
(c) If (i) there were insufficient funds in the Account(s) (and other deposit account(s) of the Company with the Bank, if any) against which the Bank could charge or set off Permitted Debits and the Company shall have failed to pay the Bank the full amount of unpaid Permitted Debits as described in paragraph (b) of this Section 3, and (ii) the Bank shall have received and implemented the Notice as provided herein, then the Bank may demand that the Collateral Agent pay, and the Collateral Agent shall pay, to the Bank within five (5) business days of the Collateral Agent’s receipt of the Bank’s written demand therefor, the full amount of unpaid Permitted Debits; provided, however, (A) as to unpaid Permitted Debits that are the Bank’s service charges or fees described in clauses (ii), (iii) and (iv) of Section 3(a) above, the Collateral Agent shall be required to pay to the Bank only those service charges or fees attributable to any Account that shall have been incurred in connection with such Account on or after the date of this Agreement and on or before the date of termination of this Agreement, and (B) as to any unpaid Permitted Debit that is a Returned Item that shall have been deposited to an Account prior to the implementation of the Notice and returned to the Bank as un-collectable on or after the implementation of the Notice, the obligation of the Collateral Agent to reimburse the Bank for such Returned Item shall not exceed the aggregate amount of funds in the Account(s) at the time the Notice shall have been implemented by the Bank and funds thereafter deposited or credited to the Account(s) by the Bank on or before the date of termination of this Agreement.
(d) The Company shall reimburse the Collateral Agent for, and hold the Collateral Agent harmless from, all costs, expenses, claims and liabilities under this Agreement, including any moneys that the Collateral Agent shall have paid to the Bank under the provisions of this Agreement. At its option, the Collateral Agent may charge any loan account of the Company for any such amounts. Nothing in this paragraph shall limit any liability or obligation of the Collateral Agent to the Bank under this Agreement.
4. Exculpation of Bank
(a) At all times the Bank shall be entitled to rely upon any communication it receives from the Collateral Agent or the Company in connection with this Agreement or that the Bank shall believe in good faith to be a communication received from the Collateral Agent or the Company in connection with this Agreement, and the Bank shall have no obligation to investigate or verify the authenticity or correctness of any such communication. The Bank shall have no liability to the Company or the Collateral Agent for (i) honoring or following any instruction the Bank shall receive from (or shall believe in good faith to be from) the Collateral Agent in accordance with this Agreement, (ii) honoring or following any instruction the Bank shall receive from (or shall believe in good faith to be from) the Company in accordance with this Agreement and the Deposit Agreement prior to the implementation of the Notice by the Bank, and (iii) upon implementation of the Notice, not honoring or following any instruction the Bank shall receive from (or shall believe in good faith to be from) the Company in accordance with this Agreement or the Deposit Agreement. The Bank shall not be responsible for the validity, priority or enforceability of the Collateral

EXHIBIT D-4

Agent’s security interest in any Account Collateral, nor shall the Bank be responsible for enforcement of any agreement between the Company and the Collateral Agent.
(b) The Bank shall be responsible only for the actual loss that a court having jurisdiction over the Account(s) shall have determined had been incurred by the Company or the Collateral Agent and had been caused by the Bank’s gross negligence or willful misconduct in its performance of its obligations under this Agreement. The Bank shall have no liability to any party for failure of, or delay in, its performance under this Agreement resulting from any “act of God”, war or terrorism, fire, other catastrophe or force majeure, electrical or computer or telecommunications failure, any event beyond the control of the Bank, or fraud committed by any third party. Nothing in this Agreement shall create any agency, fiduciary, joint venture or partnership relationship between the Bank and the Company or between the Bank and the Collateral Agent. Except as shall be specifically required under this Agreement or the Deposit Agreement or applicable law, the Bank shall have no duty whatsoever to the Company in connection with the subject matter of this Agreement. Except as shall be specifically required under this Agreement or applicable law, the Bank shall have no duty whatsoever to the Collateral Agent in connection with the subject matter of this Agreement.
5. Indemnification
(a) The Company hereby indemnifies the Bank and holds it harmless against, and shall reimburse the Bank for, any loss, damage or expense (including attorneys’ reasonable fees and expenses, court costs and other expenses) including, but not limited to, (i) unpaid charges, fees, and Returned Items for which the Company and/or the Collateral Agent originally received credit or remittance by the Bank, and (ii) any loss, damage or expense the Bank shall incur as a result of (A) entering into or acting pursuant to this Agreement, (B) honoring and following any instruction the Bank may receive from (or shall believe in good faith to be from) the Collateral Agent or the Company under this Agreement, and (C) upon implementation of the Notice, not honoring or following any instruction it shall receive from (or shall believe in good faith to be from) the Company in accordance with this Agreement. The Company shall not be responsible for any loss, damage, or expense that a court having jurisdiction shall have determined had been caused by the Bank’s gross negligence or willful misconduct in its performance of its obligations under this Agreement.
(b) Without limiting in any way the Collateral Agent’s obligation to pay or reimburse the Bank as otherwise specified in this Agreement, the Collateral Agent hereby indemnifies the Bank and holds it harmless against any loss, damage or expense (including attorneys’ reasonable fees and expenses, court costs and other expenses) that the Bank shall incur as a result of honoring or following any instruction (including the Notice) it shall receive from (or shall believe in good faith to be from) the Collateral Agent under this Agreement. The Collateral Agent shall not be responsible for any loss, damage, or expense that a court having jurisdiction shall have determined had been caused by the Bank’s gross negligence or willful misconduct in its performance of its obligations under this Agreement.
(c) No party hereto shall be liable to any other party under this Agreement for lost profits or special, indirect, exemplary, consequential or punitive damages, even if such party shall have been advised of the possibility of such damages.
6. Third Party Claims; Insolvency of Company
(a) In the event that the Bank shall receive notice that any third party shall have asserted an adverse claim by legal process against any Account or any sums on deposit therein, any Lockbox or other Account Collateral, whether such claim shall have arisen by tax lien, execution of judgment, statutory attachment,

EXHIBIT D-5

garnishment, levy, claim of a trustee in bankruptcy, debtor-in-possession, post-bankruptcy petition lender, court appointed receiver, or other judicial or regulatory order or process (each, a “Claim”), the Bank may, in addition to other remedies it possesses under the Deposit Agreement, this Agreement or at law or in equity, suspend disbursements from such Account without any liability until the Bank shall have received an appropriate court order or other assurances reasonably acceptable to the Bank in its sole discretion establishing that funds may continue to be disbursed according to instructions then applicable to such Account. The Bank’s costs, expenses and attorneys’ reasonable fees incurred in connection with any such Claim are Permitted Debits and shall be reimbursed to the Bank in accordance with the provisions of Section 3 above.
(b) If a bankruptcy or insolvency proceeding were commenced by or against the Company, the Bank shall be entitled, without any liability, to refuse to (i) permit withdrawals or transfers from the Account(s) or (ii) accept or comply with the Notice thereafter received by the Bank, until the Bank shall have received an appropriate court order or other assurances reasonably acceptable to the Bank in its sole discretion establishing that (A) continued withdrawals or transfers from the Account(s) or honoring or following any instruction from either the Company or the Secured Party are authorized and shall not violate any law, regulation, or order of any court and (B) the Bank shall have received adequate protection for its right to set off against or charge the Account(s) or otherwise be reimbursed for all Permitted Debits.
7. Notice and Communications
(a) All communications given by any party to another as required or provided under this Agreement must be in writing, directed to the respective designated officer (“Designated Officer”) set forth under paragraph (c) of this Section 7, and delivered to each recipient party at its address (or at such other address and to such other Designated Officer as such party may designate in writing to the other parties in accordance with this Section 7) either by U.S. Mail, receipted delivery service or via facsimile transmission. All communications given by the Collateral Agent to the Bank must be addressed and delivered contemporaneously to both the Bank’s Designated Officer and the Bank’s “with copy to” addressee at their respective addresses set forth below.
(b) Any communication (including the Notice) made by (or believed in good faith by the Bank to be made by) the Company or the Collateral Agent to the Bank under this Agreement shall be deemed delivered to the Bank if delivered by: (i) U.S. Mail, on the date that such communication shall have been delivered to the Bank’s Designated Officer; (ii) receipted delivery service, on the date and time that such communication shall have been delivered to the Bank’s Designated Officer and receipted by the delivery service; or (iii) facsimile transmission, on the date and at the time that such communication shall have been delivered to the Bank’s Designated Officer and receipt of such delivery shall have been acknowledged by the recipient’s facsimile equipment. Notwithstanding the provisions of the preceding sentence, any communication hereunder to the Bank that is an instruction (including the Notice) delivered to the Bank and made by (or believed by the Bank in good faith to be made by) the Company or the Collateral Agent shall be deemed received by the Bank when actually delivered to the Bank’s Designated Officer if delivered before 2:00 PM Eastern time on a banking day or, if such communication were delivered after 2:00 PM Eastern time on a banking day or delivered on a day that is not a banking day, then such communication shall be deemed delivered to the Bank’s Designated Officer at the Bank’s opening of its business on the next succeeding banking day. A “banking day” means any day other than any Saturday or Sunday or other day on which the offices of the Bank Designated Officer are authorized or required by law to close.
(c) The Notice shall be implemented by the Bank by the close of business of the offices of the Bank’s Designated Officer on the banking day that shall be one (1) banking day after the banking day on which the

EXHIBIT D-6

Notice was actually received by the Bank’s Designated Officer. Any other instruction delivered to the Bank shall be implemented by the Bank by the close of business of the offices of the Bank’s Designated Officer on the banking day that shall be two (2) banking days after the banking day on which such instruction was actually received by the Bank’s Designated Officer.

Address for Collateral Agent:	Wachovia Bank, National Association
301 South College St., Mail Code
Charlotte, North Carolina 28288
Attn: Mr/s. , Designated Officer
Fax: 704.

Address for Bank:	Wachovia Bank, National Association
Mail Code NC 0817
301 South Tryon Street – Floor M7
Charlotte, North Carolina 28288
Attn: TS Legal Risk Mgmt, Designated Officer
Fax: 704. 374. 4224

with copy to:	Wachovia Bank, National Association
101 W. Main St., Mail Code VA 9568
Norfolk, Virginia 23510-1646
Attn: Mr. George Ball, Sr. Vice President
Fax: 757. 640. 5690

Address for Company:	Amerigroup Corporation
4425 Corporation Lane
Virginia Beach, Virginia 23462
Attn.: Mr/s. , Designated Officer
Fax:
8. Termination
(a) The Collateral Agent may terminate this Agreement at any time upon receipt by the Bank of the Collateral Agent’s written notice of termination issued in the text of Exhibit C attached hereto and made a part hereof (completed accordingly). The Company may terminate this Agreement only with the express prior written consent of the Collateral Agent and, in that case, the Collateral Agent and the Company shall jointly so notify the Bank in writing. The Bank may terminate this Agreement at any time on not less than thirty (30) calendar days’ prior written notice given to each of the Company and the Collateral Agent. The Bank may also close any Account and/or terminate this Agreement immediately if the Bank shall be instructed to do so by any court or governmental authority having jurisdiction over the Bank, or if the Bank, in good faith, shall suspect that the Account has been or is being used for a fraudulent or illegal purpose. The Bank shall promptly notify the Company and the Collateral Agent of any such immediate closing of any Account unless the Bank shall be prohibited from so notifying the Company or the Collateral Agent by order of such court or governmental authority.
(b) The Bank shall not be liable for the closure of any Lockbox or any Account by the Company or the remittance of any funds therein directly to, or on the instructions of, the Company prior to the implementation of the Notice by the Bank. The Company shall notify the Collateral Agent promptly of the Company’s closure of any Lockbox or any Account.

EXHIBIT D-7

(c) The Bank’s rights to demand and receive reimbursement from the Company under Section 3 above and the Company’s indemnification of the Bank under Section 5 above shall survive termination of this Agreement. The Bank’s right to demand reimbursement from the Collateral Agent under Section 3(c) above shall survive termination of this Agreement for a period of ninety (90) calendar days after the date of termination of this Agreement. The Bank’s right to demand indemnification of the Bank from the Collateral Agent under Section 5(b) above shall survive termination of this Agreement for a period of one hundred eighty (180) calendar days after the date of termination of this Agreement.
(d) Upon termination of this Agreement, all funds thereafter on deposit or deposited in the Accounts and all Items Collateral thereafter received by the Bank shall be subject solely to the provisions of the Deposit Agreement between the Company and the Bank.
9. Miscellaneous
(a) The Company shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Bank and the Collateral Agent. The Collateral Agent shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Bank (which consent will not be unreasonably withheld or delayed), except that the Collateral Agent may transfer its rights and obligations under this Agreement to an affiliate of the Collateral Agent or to the Collateral Agent’s successor in interest by operation of law, either of which also must have assumed all of the Collateral Agent’s obligations under this Agreement. No permitted transfer of this Agreement by the Collateral Agent will be binding upon the Bank or the Company until the Collateral Agent or its permitted assignee or successor in interest shall have delivered a written notice to the Bank and to the Company, signed by the permitted transferee/ successor in interest, providing its address for communications under this Agreement, and stating that it is an affiliate assignee of or successor in interest to the Collateral Agent, and that it is entitled to the Collateral Agent’s rights and has assumed all of the Collateral Agent’s obligations under this Agreement. The Bank shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent and the Company, except that the Bank may transfer its rights and obligations under this Agreement to any direct or indirect depositary subsidiary of Wachovia Corporation or, in the event of a merger or acquisition of the Bank, to the Bank’s successor depositary institution (which subsidiary or successor shall be a “bank” as defined in Section 9-102 of the New York UCC).
(b) The law governing the perfection and priority of the Secured Party’s security interest in the Account Collateral shall be the law of the State of New York, which State shall also be the “jurisdiction” of the Bank within the meaning of Section 9-304 of the New York UCC. The Accounts, Items Collateral, operation of the Accounts, and Deposit Agreement shall be governed by the Applicable UCC, Federal Regulations and Operating Circulars, ACH or other clearing house rules, and other applicable laws.
(c) This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute one and the same Agreement. Delivery of an executed signature page counterpart to this Agreement via facsimile transmission shall be effective as if it were delivery of a manually delivered, original, executed counterpart thereof. This Agreement can be modified or amended only by written agreement of all of the parties hereto evidencing such modification or amendment.
(d) To the extent that any conflict may exist between the provisions of any other agreement between the Company and the Bank and the provisions of this Agreement, then this Agreement shall control. It is understood and agreed that nothing in this Agreement shall give the Collateral Agent any benefit or legal or equitable right, remedy or claim against the Bank under the Deposit Agreement.

EXHIBIT D-8

10. Waiver of Jury Trial EXCEPT AS PROHIBITED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING ANY COUNTERCLAIM) OF ANY TYPE IN WHICH ANOTHER PARTY SHALL BE A PARTY AS TO ALL MATTERS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT.
IN WITNESS WHEREOF, each of the parties by its respective duly authorized officer has executed and delivered this Agreement as of the day and year first written above.

BANK:	WACHOVIA BANK, NATIONAL ASSOCIATION

By
Name:
Title:

COMPANY:	AMERIGROUP CORPORATION

By
Name:
Title:

COLLATERAL AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION, as Collateral Agent

By
Name:
Title:

EXHIBIT D-9

EXHIBIT A
ACCOUNTS OF THE COMPANY

	Related Lockbox		State in Which
Account Number	Number, if any	Account Name	Account is Located

EXHIBIT D-A-1

EXHIBIT B
[To be Issued on Letterhead of Collateral Agent]
                     200_
WACHOVIA BANK, NATIONAL ASSOCIATION
Mail Code NC 0817
301 South Tryon Street – Floor M7
Charlotte, North Carolina 28288
Attention: TS Legal Risk Mgmt, Designated Officer
     NOTICE PURSUANT TO DEPOSIT ACCOUNT CONTROL AGREEMENT
Ladies and Gentlemen:
     Pursuant to the Deposit Account Control Agreement (With Future Notification) among AMERIGROUP CORPORATION (the “Company”), you and us dated as of March ___, 2007 (the “Agreement”), a photocopy of which as fully executed is attached hereto, this letter shall serve as the Notice as described in and contemplated by the Agreement. Capitalized terms used but not defined in this letter shall have the meanings given them in the Agreement.
     You are hereby instructed to not permit any access to or disposition over the Account(s) or other Account Collateral by, and to not accept any instruction with regard to the Account(s) or other Account Collateral from, any person other than the Collateral Agent (or as otherwise provided in Section 6 of the Agreement). None of the officers, agents or other representatives of the Company or any of its affiliates shall at any time hereafter be permitted to direct the disposition of funds in any Account, or to draw upon or otherwise exercise any authority or power with respect to any Lockbox, Account or Account Collateral related thereto.

Very truly yours,

WACHOVIA BANK, NATIONAL ASSOCIATION, as Collateral Agent

By
Name:
Title:

Attachment
cc: [“with copy to” addressee at the Bank as per Section 7 of the Agreement]

EXHIBIT D-B-1

EXHIBIT C
[To be Issued on Letterhead of Collateral Agent]
                     200_
WACHOVIA BANK, NATIONAL ASSOCIATION
Mail Code NC 0817
301 South Tryon Street – Floor M7
Charlotte, North Carolina 28288
Attention: TS Legal Risk Mgmt, Designated Officer
AMERIGROUP CORPORATION

Attention:                                                             , Designated Officer
     NOTICE OF TERMINATION OF DEPOSIT ACCOUNT CONTROL AGREEMENT
Ladies and Gentlemen:
     We refer you to the Deposit Account Control Agreement (With Future Notification) among AMERIGROUP CORPORATION (the “Company”), you and us dated as of March ___, 2007 (the “Agreement”), a photocopy of which is attached hereto. Capitalized terms used but not defined in this letter shall have the meanings given them in the Agreement.
     We hereby notify you that by this letter we are exercising our right under Section 8(a) of the Agreement (subject to your rights as set forth in the Agreement) to terminate the Agreement in accordance with its terms. Accordingly the Agreement shall terminate at the close of the Bank’s business [this day] [on                      ___, 200_], subject to those undertakings that shall survive termination of the Agreement. Upon termination of the Agreement, all funds thereafter on deposit or deposited in the Account(s) and all Items Collateral received by the Bank shall be subject solely to the provisions of the Deposit Agreement between the Company and the Bank.

Very truly yours,
WACHOVIA BANK, NATIONAL ASSOCIATION, AS COLLATERAL AGENT

By
Name:
Title:

Attachment
cc: [“with copy to” addressee at the Bank as per Section 7 of the Agreement]

EXHIBIT D-C-1

EXHIBIT E
TO PLEDGE AND SECURITY AGREEMENT
TRADEMARK SECURITY AGREEMENT
Trademark Security Agreement, dated as of March 26, 2007 (as amended, restated or otherwise modified, the “Trademark Security Agreement”), between AMERIGROUP CORPORATION (the “Grantor”) and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent for the Secured Parties (together with successors and assigns in such capacity, the “Collateral Agent”).
W i t n e s s e t h:
Whereas, Grantor is party to a Pledge and Security Agreement dated as of March 26, 2007 (the “Pledge and Security Agreement”) between the Grantor, the other grantors party thereto and the Collateral Agent pursuant to which the Grantor is required to execute and deliver this Trademark Security Agreement;
Now, Therefore, in consideration of the premises and to induce the Secured Parties to enter into the Credit Agreement, the Grantor hereby agrees with the Collateral Agent, as follows:
SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.
SECTION 2. Grant of Security Interest in Trademark Collateral. Grantor hereby grants to the Collateral Agent for the benefit of the Secured Parties, a security interest in and continuing lien on all of Grantor’s right, title and interest in, to and under the following, whether now owned or existing or hereafter created or acquired or arising and wherever located (collectively, the “Trademark Collateral”):
(a) all United States, and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certifications marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing, including, but not limited to: (i) the registrations and applications referred to on Schedule I hereto (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income payments, claims, damages and proceeds of suit (collectively, “Trademarks”); and
(b) any and all agreements providing for the granting of any right in or to Trademarks (whether Grantor is licensee or licensor thereunder) including those referred to on Schedule I hereto (collectively, “Trademark Licenses”).
SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Pledge and Security Agreement and Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark

Security Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.
SECTION 4. Applicable Law. This Trademark Security Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.
SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
[Remainder of page intentionally left blank]

In Witness Whereof, Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

AMERIGROUP CORPORATION

By:

Name:
Title:

[Signature Page to Trademark Security Agreement]

Accepted and Agreed:
WACHOVIA BANK, NATIONAL ASSOCIATION
as Collateral Agent

By:

Name:
Title:

[Signature Page to Trademark Security Agreement]

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT
TRADEMARK REGISTRATIONS AND APPLICATIONS

Schedule I

EXHIBIT F
TO PLEDGE AND SECURITY AGREEMENT
COPYRIGHT SECURITY AGREEMENT
Copyright Security Agreement, dated as of March 26, 2007 (as amended, restated or otherwise modified from time to time, the “Copyright Security Agreement”), between AMERIGROUP CORPORATION (the “Grantor”) and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent for the Secured Parties (together with its successors and assigns in such capacity, the “Collateral Agent”).
W i t n e s s e t h:
Whereas, Grantor is party to a Pledge and Security Agreement dated as of March 26, 2007 (the “Pledge and Security Agreement”) between the Grantor, the other grantors party thereto and the Collateral Agent pursuant to which the Grantor is required to execute and deliver this Copyright Security Agreement;
Now, Therefore, in consideration of the premises and to induce the Secured Parties to enter into the Credit Documents, the Grantor hereby agrees with the Collateral Agent, as follows:
SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.
SECTION 2. Grant of Security Interest in Copyright Collateral. Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of Grantor’s right, title and interest in, to and under the following, whether now owned or existing or hereafter created or acquired or arising and wherever located (collectively, the “Copyright Collateral”):
(a) all United States, and foreign copyrights (including community designs), including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and, with respect to any and all of the foregoing: (i) all registrations and applications referred to on Schedule I hereto, (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present and future infringements thereof, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit (collectively, “Copyrights”); and
(b) any and all agreements providing for the granting of any right in or to Copyrights (whether or not Grantor is licensee or licensor thereunder) including those referred to on Schedule I hereto (collectively, “Copyright Licenses”).
SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Pledge and Security Agreement and Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.
SECTION 4. Applicable Law. This Copyright Security Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to its conflicts of law provisions (other than Section 5-1401 and Section 5-1402 of the New York General Obligation Laws).
SECTION 5. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
[Remainder of page intentionally left blank]

8

In Witness Whereof, Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

AMERIGROUP CORPORATION
By:

Name:
Title:

[Signature Page to Copyright Security Agreement]

Accepted and Agreed:
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:

Name:

Title:

[Signature Page to Copyright Security Agreement]

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT
COPYRIGHT REGISTRATIONS AND APPLICATIONS
[Signature Page to Copyright Security Agreement]

EXHIBIT G
TO PLEDGE AND SECURITY AGREEMENT
PATENT SECURITY AGREEMENT
Patent Security Agreement, dated as of March ___, 2007 (as amended, restated or otherwise modified from time to time, the “Patent Security Agreement”), between each of [INSERT NAMES OF GRANTORS] (collectively, the “Grantors”), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent for the Secured Parties (together with any successors and assigns thereto in such capacity, the “Collateral Agent”).
W i t n e s s e t h:
Whereas, Grantors are party to a Pledge and Security Agreement dated as of March [___], 2007 (the “Pledge and Security Agreement”) between each of the Grantors and the other grantors thereto and the Collateral Agent pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement;
Now, Therefore, in consideration of the premises and to induce the Secured Parties to enter into the Credit Agreement, the Grantors hereby agree with the Collateral Agent, as follows:
SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.
SECTION 2. Grant of Security Interest in Patent Collateral. Each Grantor grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, whether now owned or existing or hereafter created or acquired or arising and wherever located (collectively, the “Patent Collateral”):
(a) all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing (collectively, “Patents”), including, but not limited to: (i) each patent and patent application referred to on Schedule I hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit and
(b) all agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including those referred to on Schedule I hereto (collectively, “Patent Licenses”).
SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Pledge and Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security

12

Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.
SECTION 4. Applicable Law. This Patent Security Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to its conflicts of law provisions (other than Section 5-1401 and Section 5-1402 of the New York General Obligation Laws).
SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
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In Witness Whereof, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF EACH GRANTOR]

By:
Name:
Title:
[Signature Page to Patent Security Agreement]

Accepted and Agreed:
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:
[Signature Page to Patent Security Agreement]

SCHEDULE I
to
PATENT SECURITY AGREEMENT
PATENT REGISTRATIONS AND APPLICATIONS
[Signature Page to Patent Security Agreement]